SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [ ]

Check the appropriate box:

[X]     Preliminary  Proxy  Statement
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  Sec.240-11(c)  or  Sec.240.14a-12


                      The Bluebook International Holding Company
          -------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                      The Bluebook International Holding Company
          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

     ----------------------------------

2)   Form, Schedule or Registration No.:

     ----------------------------------

3)   Filing Party:

     ----------------------------------

4)   Date Filed:

     ----------------------------------


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                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                          21098 Bake Parkway, Suite 100
                              Lake Forest, CA 92630
                                Tel. 949-470-9534
                                Fax 949-470-9563

                          NOTICE OF SPECIAL MEETING OF
                   SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2002



     Notice is hereby given that a Special Meeting of the Shareholders of The Bluebook International Holding Company (the "Company") will be held at the Company's principal place of business at 21098 Bake Parkway, Suite 100, Lake
Forest, California 92630, on September 20, 2002, at 10:00 a.m., for the following purpose:

     1. To increase the number of authorized shares of preferred stock from five million (5,000,000) shares to ten million (10,000,000) shares.

     The Board of Directors has fixed the close of business on September 5, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Common and preferred stockholders are entitled to one vote for each share of common and preferred stock held. As of August 22, 2001, the Company had 31,791,001 shares of voting stock issued and outstanding.

                                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY



September 6, 2002                  By:
                                      ---------------------------------------
                                      Mark A. Josipovich,
                                      Chief Executive Officer


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                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                          21098 Bake Parkway, Suite 100
                              Lake Forest, CA 92630
                                Tel. 949-470-9534
                                Fax 949-470-9563


                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on September 20, 2002, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about September 6, 2002. The cost of the solicitation will be borne by the Company.

     Only the holders of the Company's common stock, of which 28,733,411 are issued and outstanding; and Series C Convertible Preferred Stock, of which 3,055,540 shares are issued and outstanding (collectively, "Voting Stock"), are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Voting Stock is required to approve the increase in the authorized number of shares of preferred stock. The approval of the holders of a majority of shares of Voting Stock present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of August 22, 2002, the Company had 31,788,951 outstanding shares of Voting Stock held by approximately 81 shareholders of record.

     Shares of the Company's Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name or to increase the number of authorized shares of the Company's common stock. Because approval of the name change and increase in the number of authorized shares requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the matters to be voted upon at the meeting.

     Each of Mark A. Josipovich, Daniel T. Josipovich, Daniel E. Josipovich, Dorothy E. Josipovich and Cotelligent, Inc., which collectively own approximately 79% of the Company's Voting Stock, intends to vote his or her shares in favor of the proposal specified in the notice of the Special Meeting of Shareholders.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of and percentage of outstanding shares of Voting Stock beneficially owned by each of the Company's officers and directors of the Company as a group and those shareholders owning more than 5% of the Company's Common Stock as of August 21, 2002:

======================================================================================
(1)               (2)                          (3)                   (4)
                  Name and Address             Amount and Nature
Title of Class    of Beneficial Owner          of Beneficial Owner   Percent of Class
--------------------------------------------------------------------------------------

Common Stock      Mark A. Josipovich
                  21098 Bake Parkway,
                  Suite 100
                  Lake Forest, CA 92630                  5,675,000              19.75%
--------------------------------------------------------------------------------------
Common Stock      Daniel T. Josipovich
                  21098 Bake Parkway,
                  Suite 100
                  Lake Forest, CA 92630                  5,675,000              19.75%
--------------------------------------------------------------------------------------
Common Stock      Daniel E. Josipovich
                  P.O. Box 5022-Y
                  Lake Forest, CA 92630                  5,675,000              19.75%
--------------------------------------------------------------------------------------
Common Stock      Dorothy E. Josipovich
                  P.O. Box 5022-Y
                  Lake Forest, CA 92630                  5,675,000              19.75%
======================================================================================
Common Stock      All Officers and Directors
                  as a Group (2 persons)                11,350,000              39.50%

(1)               (2)                          (3)                   (4)
                  Name and Address             Amount and Nature
Title of Class    of Beneficial Owner          of Beneficial Owner   Percent of Class
--------------------------------------------------------------------------------------
Series B          Daniel E. and Dorothy E.
Convertible       Josipovich, jointly
Preferred Stock   P.O. Box 5022-Y
                  Lake Forest, CA 92630                      1,000(1)           48.75%
--------------------------------------------------------------------------------------


---------------
(1)  May be converted to common stock, which if converted on August 21, 2002, would have converted to 860, 215 shares of common stock.


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
Series B          Johanna Ventures Limited
Convertible       Le Quesne Chambers
Preferred Stock   9 Burrard Street
                  St. Helier, Jersey
                  Channel Islands  JE2 4WS
                  Great Britain                              1,050(2)           51.25%
--------------------------------------------------------------------------------------
Series C          Cotelligent, Inc.
Convertible       100 Theory Suite 200
Preferred Stock   Irvine, CA 92162-3045                  3,055,540(3)             100%
======================================================================================


                PROPOSAL:INCREASE THE NUMBER OF AUTHORIZED SHARES
                               OF PREFERRED STOCK

     In connection with the Company's recent agreement to sell up to 5,316,704 shares of Series C Convertible Preferred Stock to Cotelligent, Inc. as more fully set forth in the Company's Form 8-K filed on August 21, 2002, the Company believes it would be beneficial to increase the number of the Company's outstanding shares of preferred stock. The Company's Board of Directors has adopted a proposal, subject to shareholder approval, to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

     If the shareholders approve the increase in authorized shares, the Board of Directors has approved designating 5,316,704 shares of preferred stock as Series C Convertible Preferred Stock with those rights, preferences and privileges set forth in the Certificate of Designation included as an exhibit to the Company's Form 8-K filed on August 21, 2002.

     This proposal must be approved by the holders of a majority of the Company's Voting Stock; if it is not so approved, the Company will not be able to sell more than 4,997,950 shares of Series C Convertible Preferred Stock.

                        AVAILABILITY OF FILINGS MADE WITH
                     THE SECURITIES AND EXCHANGE COMMISSION


     The Company's Annual Report on Form 10-KSB, its latest Quarterly Report on Form 10-QSB and its Current Report on Form 8-K filed on August 21, 2002, will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.


---------------
(2) May be converted to common stock, which if converted on August 21, 2002, would have converted to 903,256 shares of common stock
(3) May be converted to common stock, which if converted on August 21, 2002 (assuming no shares of Series B Convertible Preferred Stock had been converted), would have converted to 3,055,540 shares of common stock.


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
                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned shareholder of The Bluebook International Holding Company (the "Company") acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held September 20, 2002, 10:00 a.m. local time, at the Company's offices located at 21098 Bake Parkway, Suite 100, Lake Forest, CA 92630, and hereby appoints Mark A. Josipovich and Daniel T. Josipovich, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1) To increase the number of authorized shares of preferred stock of the Company to 10,000,000 shares;

                [ ]     FOR     [ ]     AGAINST     [ ]     ABSTAIN


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                         Dated this     day of            , 2002.
                                    ---         ----------


                         ---------------------------------------
                                       (Signature)



                         Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                         Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                         Return this Proxy to:
                         GLOBAL SECURITIES TRANSFER, INC.
                         191 University Boulevard
                         Suite 410
                         Denver, Colorado 80206
                         Tel: 303-355-4646
                         Fax: 303-355-5532


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